Exhibit 10.9

OPTION AGREEMENT

This Option Agreement (the “Agreement”) is made as of ###GRANT DATE### between Uranium Royalty Corp. (the “Company”), a corporation under the laws of the State of Delaware, and ###PARTICIPANT NAME### (the “Participant”).

Grant Date: ###GRANT DATE###

Exercise Price per Share: ###GRANT PRICE### (the “Exercise Price”)

Number of Option Shares: ###TOTAL AWARDS### (“Option Shares”)

Expiration Date: ###EXPIRY DATE### (the “Expiration Date”)

1.	Grant; Type of Option. The Company hereby grants to the Participant an option (the “Option”) to purchase the total number of Shares of the Company equal to the number of Option Shares set forth above, at the Exercise Price set forth above. The Option is being granted pursuant to the terms of the Company’s Long-Term Incentive Plan dated July 27, 2026, as may be amended from time to time (the “Plan”).

2.	Vesting. The Option will become vested and exercisable as follows:

###ORIGINAL VEST SCHEDULE TABLE###

3.	Expiration. The Option will expire at 5:00 p.m. (Mountain time) on the Expiration Date set forth above, or earlier as provided in this Agreement or the Plan.

4.	Exercise. The Option, once vested pursuant to paragraph 2 above, may be exercised by the Participant, in whole or in part and from time to time, by either:

(a)	delivery to the Company of written notice (each such notice, the “Non-Cashless Exercise Notice”) of the Participant in the form attached hereto as Appendix “I”, specifying:

(i)	that the Participant is electing to exercise the Option;

(ii)	the number of Option Shares which are then being purchased pursuant to the exercise of the Option; and

(iii)	the aggregate of the exercise price of the Option Shares in respect of which the Option is being exercised and the amount necessary as reasonably determined by the Company to permit any required tax remittance, provided that the Participant may satisfy such cash requirement in respect of such remittance as set forth in Section 6 hereof; or

(b)	provided the Option Shares are publicly traded, and subject to approval of the Board, delivery to the Company of written notice (each such notice, the “Cashless Exercise Notice” and a “Notice” shall mean a Non-Cashless Exercise Notice or a Cashless Exercise Notice collectively, or individually), in the form attached hereto as Appendix “II”, specifying:

(i)	that the Participant is electing to exercise the Option;

(ii)	the number of Option Shares which are then being purchased pursuant to the exercise of the Option;

(iii)	whether the Participant wishes to undertake: (1) a “cashless exercise”, pursuant to which the Participant or its designee may deliver a copy of irrevocable instructions to a broker engaged for such purposes to sell the Option Shares otherwise deliverable upon the exercise of the Options and to deliver promptly to the Company an amount equal to the exercise price of the Options and all applicable required withholding obligations against delivery of the Option Shares to settle the applicable trade and the broker shall remit the balance of the sale proceeds, net of brokerage commissions, to the Participant; or (2) a “net surrender” procedure effected by the Participant surrendering the applicable portion of a then vested and exercisable Option to the Company, that number of Option Shares, disregarding fractions, equal to the value of the exercise price of the Options, and in connection with such net exercise, the Participant shall be entitled to receive such number of whole Option Shares (rounded down to the nearest whole number) equal to (i) the positive difference between (A) the value of the Option Shares being exercised on the exercise date, less (B) the aggregate exercise price of such Option Shares and all required tax withholdings, divided by (ii) the value of a Share on the exercise date, and

(iv)	the amount necessary, as reasonably determined by the Company to permit any required tax remittance, provided that the Participant may satisfy such cash requirement in respect of such remittance as set forth in Section 6.

5.	Transfer of Option. The Option is not transferable or assignable except in accordance with the Plan.

6.	Taxes. It is the responsibility of the Participant to complete and file any tax returns which may be required under United States or other applicable jurisdiction’s tax laws within the periods specified in those laws as a result of the Participant’s participation in the Plan, including the exercise of the Option contemplated under this Agreement. All applicable withholding taxes resulting from the receipt of Shares or other property pursuant to this Agreement shall be the sole responsibility of the Participant. The Company is authorized to, and shall have the right to, deduct from any other amounts payable to the Participant any taxes required by law to be withheld with respect to any Shares delivered by the Company to the Participant pursuant to any exercise of the Option, or if any payment due to the Participant is not sufficient to satisfy the withholding obligation, to require the Participant to remit to the Company in cash an amount sufficient to satisfy any such taxes required by law to be withheld. At the sole discretion of the Company, a Participant may be permitted to satisfy the foregoing requirement by: (i) electing to have the Company withhold from delivering Shares having a value equal to the amount of tax required to be withheld, or (ii) delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or a portion of the Shares and to deliver to the Company from the sales proceeds an amount sufficient to pay the required withholding taxes.

7.	No Right of Continued Employment / Engagement. Neither the Plan nor this Agreement shall confer upon the Participant any right to be retained in any position, as an employee, consultant or director of the Company or any of its Subsidiaries. Further, nothing in the Plan or this Agreement shall be construed to limit the discretion of the Company or its Subsidiaries to terminate the Participant’s employment or engagement at any time, with or without Cause. The Participant shall not have any rights as a shareholder with respect to any Shares subject to the Option unless and until certificates representing the Shares have been issued by the Company to the holder of such Shares, or the Shares have otherwise been recorded on the books of the Company or of a duly authorized transfer agent as owned by such holder. For purposes of this Agreement, “Cause” shall have the meaning ascribed to such term in any employment, consulting, or other service agreement in effect by and between the Company and the Participant; provided, however, that at any time there is no such agreement in effect, or if such agreement does not define such term, the term “Cause” shall mean (a) the Participant’s commission of a dishonest or fraudulent act in connection with the Participant’s employment with the Company or any of its Subsidiaries, or the misappropriation of Company property; (b) the Participant’s conviction of, or plea of nolo contendere to, a felony or crime involving dishonesty or moral turpitude; (c) the Participant’s inattention to duties, unsatisfactory performance, or failure to perform the Participant’s duties to the Company or any Subsidiary, provided, in each case, the Company gives the Participant written notice and thirty (30) days to correct the Participant’s performance to the Company’s satisfaction; (d) a substantial failure to comply with the Company’s policies; (e) a material and willful breach of the Participant’s fiduciary duties in any material respect, provided the Company gives the Participant written notice and thirty (30) days to correct such breach to the Company’s satisfaction; (f) the Participant’s failure to comply in any material respect with any legal written directive of the Board; or (g) any act or omission of the Participant which is of substantial detriment to the Company because of the Participant’s intentional failure to comply with any statute, rule, or regulation, except any act or omission believed by the Participant in good faith to have been in or not opposed to the best interests of the Company (without the intent of the Participant to gain, directly or indirectly, a profit to which the Participant was not legally entitled). Any determination of whether the Participant should be terminated for Cause pursuant to this Agreement shall be made in the sole, good faith discretion of the Board and shall be binding upon all parties affected thereby.

8.	Plan. This Agreement and the Option are subject to the Plan. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail. Any capitalized terms that are not otherwise defined herein shall have the meanings ascribed thereto in the Plan.

9.	Non-Registration of Option Shares.

(a)	The Participant acknowledges that the grant of the Option and the issuance by the Company of the Option Shares thereunder are currently exempt from prospectus, registration and qualification requirements under applicable securities legislation.

(b)	The Participant covenants and agrees that the Participant will, prior to and upon any sale or disposition of the Option Shares, comply with all applicable securities laws and all applicable rules and regulations of all regulatory authorities to which the Company is subject, including any stock exchange or other organized market on which the Shares may be listed or traded, and will not offer, sell or deliver any Option Shares, directly or indirectly, in the United States or to any U.S. Person, except in compliance with the securities laws of the United States.

(c)	The Company will have no obligation to issue any Option Shares to the Participant upon the exercise of the Option unless the Board is satisfied that the issuance of the Option Shares to the Participant will be exempt from all registration or qualification requirements of applicable securities laws and will be permitted under the applicable rules and regulations of all regulatory authorities to which the Company is subject, including any stock exchange or other organized market on which the common shares of the Company may from time to time be listed or traded.

10.	Legends for Unregistered Securities. The Participant acknowledges and agrees that any Option Shares may be subject to applicable hold periods as required under applicable laws and that any share certificates or other document evidencing any Option Shares may have affixed to it such legends as deemed appropriate by the Company. The certificates representing the Shares may be endorsed with the following or a similar legend:

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, of the United States of America (the “Act”) or the securities laws of any state (“State”) of the United States of America and may not be sold, transferred, pledged, hypothecated or distributed, directly or indirectly, unless such securities are (i) registered under the Act and any applicable State securities act (a “State Act”), or (ii) exempt from registration under the Act and any applicable State Act and the Company has received an opinion of counsel to such effect reasonably satisfactory to it.

11.	Severability. The invalidity or unenforceability of any provision of the Plan or this Agreement shall not affect the validity or enforceability of any other provision of the Plan or this Agreement, and each provision of the Plan and this Agreement shall be severable and enforceable to the extent permitted by law.

12.	Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon the Participant and the Participant’s beneficiaries, executors and administrators.

13.	Governing Law. This Agreement and the Option shall be governed by and interpreted and enforced in accordance with the laws of the State of Delaware (excluding any conflict of laws rule or principle of Delaware law that might refer the governance, construction, or interpretation of this Agreement to the laws of another state).

14.	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Counterpart signature pages to this Agreement transmitted by facsimile transmission, by electronic mail in portable document format (PDF), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature.

15.	Acceptance. The Participant hereby acknowledges receipt of a copy of the Plan and this Agreement. The Participant has read and understands the terms and provisions thereof and accepts the Option subject to all of the terms and conditions of the Plan and this Agreement. The Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the underlying shares and that the Participant should consult a tax advisor prior to such exercise or disposition.

IN WITNESS WHEREOF the parties have executed this Agreement as of the date first written above.

URANIUM ROYALTY CORP.	PARTICIPANT

By:	By:
Name:	Name:	###PARTICIPANT NAME###
Title:

APPENDIX I

URANIUM ROYALTY CORP.

FORM OF NON-CASHLESS EXERCISE NOTICE

TO:	URANIUM ROYALTY CORP. (the “Company”)

The undersigned Participant hereby elects to exercise the Option granted by the Company to the undersigned pursuant to an Option Agreement dated ###GRANT DATE### under the Plan. All capitalized terms that are not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

Number of Option Shares to be Acquired: _____________________________

Exercise Price (per Share): ###GRANT PRICE###

Aggregate Purchase Price: $_____________________________

The recipient hereby tenders a cash payment / certified check / bank draft (circle one) in the amount of $____________________ (being ###GRANT PRICE###/Share, plus any tax remittance to be paid directly to the Company).

The undersigned understands that there may be adverse tax consequences as a result of the undersigned’s exercise of the Option and acknowledges that the undersigned has been advised to consult with a tax advisor in connection therewith. The undersigned is not relying on the Company for tax advice.

DATED this ________day of __________________________, 20 ____.

By:
Name:	###PARTICIPANT_NAME###

A-I

APPENDIX II

URANIUM ROYALTY CORP.

FORM OF CASHLESS EXERCISE NOTICE

TO:	URANIUM ROYALTY CORP. (the “Company”)

The undersigned Participant hereby elects to exercise the Option granted by the Company to the undersigned pursuant to an Option Agreement dated ###GRANT DATE### under the Plan. All capitalized terms that are not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

This is notice to you pursuant to the terms of Section 5(d)(xii) of the Plan, that the undersigned hereby exercises the Option to purchase _______________ Shares of the Company by way of a Cashless Exercise or Net Surrender Exercise (circle one), and enclose a cash payment / certified check / bank draft (circle one) in the amount of $____________________ (representing any tax remittance to be paid directly to the Company).

The undersigned hereby acknowledges that a Cashless Exercise or Net Surrender Exercise of the Options shall only be available if approved by the Board and shall be subject to any additional restrictions or conditions as may be provided by the Board.

The undersigned understands that there may be adverse tax consequences as a result of the undersigned’s exercise of the Option and acknowledges that the undersigned has been advised to consult with a tax advisor in connection therewith. The undersigned is not relying on the Company for tax advice.

DATED this ________day of ___________________________, 20____.

By:
Name:	###PARTICIPANT_NAME###

A-II